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                                EXHIBIT 10.43
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                                AMENDMENT NO. 2

                         dated as of October 13, 1994

                                      to

                         TAX INDEMNIFICATION AGREEMENT

                        dated as of September 15, 1987

                                    between

                      BEAVER VALLEY LEASING CORPORATION,

                             as Owner Participant

                                      and

                            DUQUESNE LIGHT COMPANY,

                                   as Lessee

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                Sale and Leaseback of an Undivided Interest in
                    Beaver Valley Power Station Unit No. 2

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          AMENDMENT NO. 2 dated as of October 13, 1994, to the Tax
Indemnification Agreement dated as of September 15, 1987, between Beaver Valley Leasing Corporation (the "Owner Participant") and Duquesne Light Company (the "Lessee"), as amended.

                                  WITNESSETH:

          WHEREAS, the Owner Participant and the Lessee have entered into the Participation Agreement (such term and other capitalized terms used herein without definition being defined as provided in Section 1);

          WHEREAS, the Lessor and the Lessee have entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest;

          WHEREAS, the Owner Participant and the Lessee have heretofore entered into a Tax Indemnification Agreement dated as of September 15, 1987 (the "Tax Indemnification Agreement"), as amended by Amendment No. 1 thereto dated as of November 15, 1992, setting forth the rights and obligations of the Owner Participant and the Lessee with respect to those items of income, gain, loss, deduction and credit with respect to the Undivided Interest as are provided to an owner of property;

          WHEREAS, pursuant to Section 3(d) of the Facility Lease, the Schedules of Basic Rent, Casualty Values, Special Casualty Values, Special Modified Casualty Values, and Special Termination Values are being modified as a result of the increase in the marginal Federal income tax rate applicable to corporations to 35 percent from 34 percent by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) and, in connection with such modifications, the Lessee and the Owner Participant desire to amend the Tax Indemnification Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Definitions.
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          Except as otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in Appendix A to the Participation Agreement, as amended.

          SECTION 2. Amendments.
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          (a) Section 1(a)(8) of the Tax Indemnification Agreement is amended by deleting such paragraph in its entirety and replacing it with the following new paragraph (8):

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               The Owner Participant will be allowed current deductions for amortization of all of the following amounts (the "Amortization Deductions"): (i) an amount equal to the Transaction Expenses (other than any Transaction Expenses payable to the Owner Participant or an Affiliate that are not includible in the recipient's gross income) to the extent payable by the Owner Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term, (ii) an amount equal to the Refinancing Transaction Expenses (as defined in the Refinancing Agreement) to the extent payable by the Owner Trustee (other than any Refinancing Transaction Expenses that are not includible in the Owner Participant's gross income) pursuant to Section 8 of the Refinancing Agreement computed on a straight-line basis over the period commencing on the Redemption Date and ending on the last day of the Basic Lease Term and (iii) an amount equal to $35,200 of Adjustment Transaction Expenses (as defined in Section 6(a) of Amendment No. 4 to Participation Agreement dated the date hereof) payable on behalf of the Owner Trustee (other than any Adjustment Transaction Expenses that are not includible in the Owner Participant's gross income) pursuant to Section 6(a) of Amendment No. 4 to Participation Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Adjustment Closing Date (as defined in Amendment No. 4 to Participation Agreement dated the date hereof) and ending on the last day of the Basic Lease Term; and the Owner Participant will be entitled to take the Amortization Deductions into account in computing the consolidated income tax liability of the Group under the Tax Law.

          (b) Section 1(a)(12) of the Tax Indemnification Agreement is amended by adding the following after clause (h), and before the period:

               "and (i) Supplemental Rent in the amount of $35,200 payable under
               Section 6(a) of Amendment No. 4 to Participation Agreement dated the date hereof".

          (c) Effective on and as of January 1, 1993, Section 1(a)(13) of the Tax Indemnification Agreement is amended by deleting such paragraph in its entirety and replacing it with the following new paragraph:

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               "The Owner Participant's marginal federal rate of income tax is
               39.950685% for its taxable year ending December 31, 1987, 34% for each taxable year thereafter up to and including its taxable year ending December 31, 1992, and 35% for each taxable year thereafter, in each case without giving effect to any credits against tax, and such marginal rates will be applicable to each item of income and deduction contemplated by this Section 1(a)."

          (d) Sections 1(b)(8) and 2(b)(1) of the Tax Indemnification Agreement are amended by replacing "Sections 1(a)(12)(a)-(h)" with "Sections 1(a)(12)(a)-
(i)" in each place it appears.

          (e) Section 2(b)(1) of the Tax Indemnification Agreement is amended by deleting the word "and" as it appears at the end of clause (xiv) thereof and adding the following clause (xv) at the end of said Section 2(b)(1):

               "or (xv) any adjustment to Basic Rent or any schedule pursuant to
               Section 3(d) of the Facility Lease, and"

          (f) Section 20 is amended by adding after "otherwise" and before the period, the following:

               "and any adjustment to Basic Rent or any schedule pursuant to
               Section 3(d) of the Facility Lease."

          SECTION 3. Miscellaneous.
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          (a)  EXECUTION.  This Amendment No. 2 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Although this Amendment No. 2 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 2 shall be effective on the latest of such dates.

          (b) GOVERNING LAW. This Amendment No. 2 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the law of the State of New York.

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          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 2 to Tax Indemnification Agreement to be duly executed by an officer thereunto duly authorized.

                                                 DUQUESNE LIGHT COMPANY


                                                 By: /s/ James D. Mitchell
                                                     ___________________________

                                                       Name:  James D. Mitchell
                                                       Title: Treasurer
                                                       Date:  October 13, 1994


                                                 BEAVER VALLEY LEASING
                                                 CORPORATION



                                                 By:____________________________

                                                       Name:
                                                       Title:
                                                       Date:
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          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 2 to Tax Indemnification Agreement to be duly executed by an officer thereunto duly authorized.

                                           DUQUESNE LIGHT COMPANY


                                           By:____________________________

                                                Name:
                                                Title:
                                                Date:


                                           BEAVER VALLEY LEASING
                                           CORPORATION



                                           By: /s/ Arthur Folsom, Jr.
                                              ___________________________

                                                Name:  Arthur Folsom, Jr.
                                                Title: Senior Vice President
                                                Date:  October 13, 1994